Exhibit 4.2
FLUIDIGM CORPORATION
SERIES E PREFERRED STOCK PURCHASE AGREEMENT
First Closing: June 13, 2006
Second Closing: December 22, 2006
Third Closing: March 30, 2007
Fourth Extended Closing: October 10, 2007
Fifth Extended Closing: October 26, 2007
Sixth Extended Closing: December 31, 2007

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TABLE OF CONTENTS
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TABLE OF CONTENTS
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		Page
6.15	Exculpation Among Purchasers	17
6.16	Like Treatment of Holders	17
6.17	Jury Trial	17

EXHIBITS

Exhibit A	Schedule of Purchasers
Exhibit B	Form of Amended and Restated Articles of Incorporation
Exhibit C	Schedule of Exceptions
Exhibit D	Form of Eighth Amended and Restated Investor Rights Agreement
Exhibit E	Form of Legal Opinion

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SERIES E PREFERRED STOCK PURCHASE AGREEMENT
     THIS SERIES E PREFERRED STOCK PURCHASE AGREEMENT is made as of June 13, 2006, by and among Fluidigm Corporation, a California corporation (the “Company”), and the purchasers listed on the Schedule of Purchasers attached hereto as EXHIBIT A (the “Schedule of Purchasers”). The persons or entities listed thereon are hereinafter referred to collectively as the “Purchasers” and individually as a “Purchaser.”
     THE PARTIES HEREBY AGREE AS FOLLOWS:
     1. Purchase and Sale of Preferred Stock.
          1.1 Authorization of the Shares. The Company will on or before the Closing (as defined below) authorize the sale and issuance pursuant to this Agreement of up to 5,000,000 shares (the “Shares”) of its Series E Preferred Stock (the “Series E Preferred”), having the rights, preferences and privileges as set forth in the Amended and Restated Articles of Incorporation attached hereto as EXHIBIT B (the “Restated Articles”).
          1.2 Purchase and Sale of the Shares. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to each Purchaser, severally and not jointly, and each Purchaser will purchase from the Company, severally and not jointly, at the Closing, the number of Shares set forth opposite the Purchaser’s name on the Schedule of Purchasers, at a purchase price of Four Dollars ($4.00) per Share. The Company shall be entitled to sell any unpurchased Shares to any Purchaser or to a person who is not a Purchaser and to amend the Schedule of Purchasers to include the information relating to such sales, and such purchasers shall be considered “Purchasers” and parties to this Agreement; provided that (i) such sales are made pursuant to this Agreement or an agreement identical to this one except for the Closing Date and exhibits, and (ii) such sales are completed within 120 days of the Initial Closing (as defined below). The Company’s agreement with each Purchaser is a separate agreement, and the sale of the Shares to each Purchaser is a separate sale.
          1.3 Closing Date. The first closing of the purchase and sale of the Shares hereunder (the “Initial Closing”) shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304 on June 13, 2006 (the “Closing Date”) or such other date as the Company and a majority-in-interest of the Purchasers may agree. Subject to Section 1.2 above, subsequent closings under this Agreement may be held from time to time after the Initial Closing at such time and place as the Company and the relevant Purchasers agree (“Subsequent Closings”). For the purposes of this Agreement, the term “Closing” and “Closing Date” unless otherwise indicated, refers to the closing or date of closing of the purchase and sale of the Shares with respect to a particular Purchaser or group of Purchasers, whether such closing occurs at the Initial Closing or at a Subsequent Closing.
          1.4 Delivery. At Closing, the Company shall deliver to each Purchaser a certificate, in such denomination and registered in Purchaser’s name as set forth on the Schedule of Purchasers, representing the number of Shares which Purchaser is purchasing from the Company against delivery to the Company of a check or wire transfer payable to the order of the Company in the amount of the purchase price of the Shares to be purchased by such Purchaser.
     2. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser that, except as set forth in the Schedule of Exceptions attached hereto as EXHIBIT C (the “Schedule of Exceptions”), which has been delivered to each Purchaser prior to Purchaser’s execution hereof, each of the representations, warranties and statements contained in this Section 2 is true and correct as of the date of this Agreement and will be true and correct on and as of the Closing Date. For all purposes of this Agreement, the statements contained in the Schedule of Exceptions shall also be deemed to be representations and warranties made and given by Company under this Agreement.
          2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as currently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify, individually or in the aggregate, would have a material adverse effect on its business (as now conducted), properties, or financial condition.
          2.2 Corporate Power. The Company will have at the Closing all requisite legal and corporate power and authority to (i) execute and deliver this Agreement; (ii) sell and issue the Shares hereunder; (iii) issue the Common Stock issuable upon conversion of the Shares (the “Conversion Shares”); and (iv) carry out and perform its obligations under the terms of this Agreement.
          2.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.
          2.4 Capitalization. The authorized capital stock of the Company consists, or immediately prior to the Initial Closing will consist, of 77,857,144 shares of Common Stock (“Common Stock”), of which 9,274,356 shares are issued and outstanding immediately prior to the Initial Closing and 51,687,948 shares of Preferred Stock (“Preferred Stock”), 2,727,273 of which are designated Series A Preferred Stock of which 2,727,273 are outstanding immediately prior to the Initial Closing; 6,460,675 of which are designated Series B Preferred Stock of which 6,460,675 are outstanding immediately prior to the Initial Closing; 17,000,000 of which are designated Series C Preferred Stock, 16,364,832 of which are issued and outstanding immediately prior to the Initial Closing; and 15,500,000 of which are designated Series D Preferred Stock, 11,714,048 of which are issued and outstanding immediately prior to the Initial Closing; and 10,000,000 of which are designated Series E Preferred Stock, none of which will be outstanding immediately prior to the Initial Closing. All such issued and outstanding shares have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable.
     The Company has reserved: (i) 5,000,000 shares of Series E Preferred for issuance hereunder and 5,000,000 shares of Common Stock for issuance upon conversion of such shares of Series E Preferred; (ii) 11,714,048 shares of Common Stock for issuance upon conversion of the outstanding shares of Series D Preferred; (iii) 916,335 shares of Series D Preferred for issuance upon exercise of outstanding warrants and 916,335 shares of Common Stock for issuance upon conversion of such Series D Preferred; (iv) 16,364,832 shares of Common Stock for issuance upon conversion of the outstanding shares of Series C Preferred Stock; (v) 294,868 shares of Series C Preferred Stock for issuance upon exercise of outstanding warrants and 294,868 shares of Common Stock for issuance upon conversion of such Series C Preferred Stock; (vi) 6,460,675 shares of Common Stock for issuance upon conversion of the outstanding Series B Preferred Stock; (vii) 2,727,273 shares of Common Stock for issuance upon conversion of the outstanding Series A Preferred Stock; and (viii) an aggregate of 10,800,000 shares of Common Stock for issuance to employees and consultants of the Company pursuant to the Company’s 1999 Stock Option Plan, pursuant to which options to purchase 5,597,763 shares are granted and outstanding and 1,554,643 shares are available for future grant. Other than with respect to the shares reserved for issuance in the preceding sentence, or as set forth in the Ancillary Agreements (as defined below), there are no outstanding rights, options, warrants, conversion rights, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company. There are no outstanding obligations of the Company to repurchase or redeem any of its securities.
     Except as contemplated in the Investor Rights Agreement (as defined below), the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. Except as contemplated in the Second Amended and Restated Voting Agreement dated as of August 16, 2005, the Company is not a party or subject to any agreement or understanding, and to the Company’s knowledge, there is no agreement or understanding between any person or entities, which relates to the voting or the giving of written consents with respect to any security of the Company or by a director of the Company.
          2.5 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Eighth Amended and Restated Investor Rights Agreement in the form attached hereto as EXHIBIT D (the “Investor Rights Agreement”), the performance of all obligations of the Company under this Agreement and the Investor Rights Agreement (other than those registration obligations contained in Section 1 of the Investor Rights Agreement), and any other agreements to which the Company is a party, the execution and delivery of which is a contemplated hereby (the “Ancillary Agreements”) and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares and the Conversion Shares has been taken or will be taken prior to the Closing. This Agreement and the Investor Rights Agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights; and (iii) limitations on the enforceability of the indemnification provisions of the Investor Rights Agreement.
          2.6 Valid Issuance of Preferred and Common Stock. The Shares that are being purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor Rights Agreement and under applicable state and federal securities laws. The Conversion Shares have been duly and validly reserved for issuance, and, upon issuance in accordance with the terms of the Restated Articles, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor Rights Agreement and under applicable state and federal securities laws. The Conversion Shares may be issued without any registration or qualification under state and federal securities laws as such laws are currently in effect.
          2.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares or the Conversion Shares or the consummation of any other transaction contemplated hereby, except for (a) the filing of the Restated Articles with the Secretary of State of the State of California prior to the Closing and (b) filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings, the Company covenants to complete within the required statutory period.
          2.8 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company before any court, administrative agency or other governmental body which questions the validity of this Agreement or the Investor Rights Agreement or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which could result, either individually or in the aggregate, in any material adverse change in the condition (financial or otherwise), business, property, assets or liabilities of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by or involving the Company currently pending or that the Company intends to initiate.
          2.9 Employees. Each employee of the Company has executed a proprietary information and invention assignment agreement substantially in the form or forms made available to the Purchasers. To the Company’s knowledge, no officer or key employee is in violation of any prior employee contract or proprietary information agreement. No employees of the Company are represented by any labor union or covered by any collective bargaining agreement. There is no pending or, to the Company’s knowledge, threatened labor dispute involving the Company and any group of its employees. The Company is not aware that any officer or key employee intends to terminate his or her employment with the Company within the six months after Closing. The Company does not have a present intention to terminate the employment of any officer or key employee. Each officer and key employee is devoting 100% of his or her business time to the conduct of the business of the Company. The Company is not aware that any officer or key employee intends to work less than full time during the six months after Closing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at will.
          2.10 Patents and Other Intangible Assets.
               (a) The Company owns, or is licensed or otherwise has the legally enforceable right to use, all copyrights, domain names, maskworks, applications for the issuance or registration of any of the foregoing, trade secrets, confidential or proprietary know-how, data and information, ideas, inventions, designs, developments, algorithms, processes, schematics, techniques, computer programs, applications and other software, works of authorship, creative effort and, to the Company’s knowledge after such investigation as the Company deemed reasonable, patents, patent applications, trademarks (including service marks and design marks) and applications therefor, tradenames (all of the foregoing generically, “Intellectual Property Rights”) utilized in, or necessary for, its business as now conducted (collectively, the “Company Intellectual Property”) without infringing upon the right of any person, corporation or other entity.
               (b) Section 2.10 of the Schedule of Exceptions lists (i) all patents and patent applications and all registered and unregistered trademarks, trade names, copyrights and maskworks and registered domain names included in the Company Intellectual Property, including the jurisdictions in which each such intellectual property right has been issued or registered or in which any application for such issuance or registration has been filed, (ii) all licenses, sublicenses, collaborations and other agreements (or options for any of the foregoing) to which the Company is a party and pursuant to which any person, corporation or other entity is authorized to use any of the Company Intellectual Property, and (iii) all licenses, sublicenses, collaborations and other agreements (or options for any of the foregoing) to which the Company is a party and pursuant to which the Company is authorized to use any Intellectual Property Right of any third party (other than standard licenses for commercially available software). Each of the agreements in (ii) and (iii) above remain in full force and effect and, to the Company’s knowledge, no party to any such agreement is in material breach or default under such agreement, and the Company is not aware of any act or failure to act by a party which would constitute a material breach or default under any such agreement, give rise to a right of the licensor to terminate any such agreement or otherwise result in termination of, or suspension or loss of exclusive rights under, any such agreement.
               (c) To the Company’s knowledge, the Company has not infringed or misappropriated any Intellectual Property Right of any other person, corporation or other entity. The Company has not received any communication or otherwise received any information alleging any such conduct by the Company or asserting a claim by any third party to the ownership of, or right to use, any of the Company Intellectual Property, and the Company does not know of any basis for any such claim. The Company is not aware of any action, suit, proceeding or investigation pending or currently threatened against the Company (or any third party owner or licensor of rights to the Company of any of the Company Intellectual Property) which would have a material impact on the Company’s ownership of or exclusive or co-exclusive rights to use, the Company Intellectual Property.

               (d) The Company is not aware that any of its employees is obligated under any agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with his or her ability to fully and freely perform their duties to the Company or that would conflict with the Company’s business. To the Company’s knowledge, neither the filing of the Restated Articles nor the execution and delivery of this Agreement or the Investor Rights Agreement, nor the carrying on of the Company’s business by the employees of the Company, will conflict with or result in a material breach of the terms, conditions, or provisions of, or constitute a default under, any agreement under which any such employee is now obligated. The Company does not utilize, and will not be required to utilize, any invention, development or work of authorship of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.
               (e) Except as described in Schedule 2.10, (i) the Company is not obligated, or under any liability whatsoever to make any payments by way of royalties, fees or otherwise, to any owner or licensor of, or other claimant to, any Company Intellectual Property, and (ii) the Company is not a party to any agreement concerning the Company Intellectual Property or any other Intellectual Property Right used or to be used by the Company in its business as conducted. No founder, director, officer or employee of the Company, or, to the Company’s knowledge, no shareholder of the Company has any interest in the Company Intellectual Property.
               (f) Except with respect to any rights granted under the agreements described in Schedule 2.10, the Company owns exclusively all rights arising from or associated with the research and development efforts of the Company, its founders, employees and independent contractors relating to the Company’s business as now conducted, and all such rights form part of the Company Intellectual Property. The Company has secured valid written assignments from all employees and independent contractors who contributed to the creation or development of any of the Company Intellectual Property of the rights to such contributions that the Company does not already own by operation of law. The Company has not received notice of any claim being asserted by any current or former employee, independent contractor or other third party to the ownership, of or right to use, any of the Company Intellectual Property, or challenging or questioning the validity of any of the Company Intellectual Property, and the Company is not aware of any basis for any such claim.
               (g) The Company has taken reasonable steps to protect and preserve the confidentiality of all material trade secrets included in Company Intellectual Property not otherwise protected by patents or copyright (“Confidential Information”). All disclosure of Confidential Information to a third party has been pursuant to the terms of a written confidentiality or non-disclosure agreement between the Company and such third party.
               (h) The Company hereby represents and warrants that the data, written and oral reports and other representations and information that the Company provided to its investors (or their counsel) pertaining to the Company Intellectual Property, when taken as a whole, were truthful and, to the Company’s knowledge, accurate in all material respects, and there was no omission therefrom which made such information misleading, or incomplete in any material way.

          2.11 Compliance with Other Instruments. The Company is not in violation or default of any provision of its Articles of Incorporation or Bylaws, each as amended and in effect on and as of the Closing. The Company is not in violation or default of any material provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound or, to the best of its knowledge, of any provision of any federal, state or local statute, rule or governmental regulation. The execution, delivery and performance of and compliance with this Agreement and the Investor Rights Agreement, and the issuance and sale of the Shares, will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, license, indenture, instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation; or require any consent or waiver under any such provision, license, indenture, instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation (other than any consents or waivers that have been obtained); or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision, license, indenture, instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation.
          2.12 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.
          2.13 Environmental and Safety Laws. To its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures by the Company are or will be required in order to comply with any such existing statute, law, or regulation.
          2.14 Title to Property and Assets. The Company has good and marketable title to all of its properties and assets free and clear of all pledges, mortgages, liens security interests, charges and encumbrances, except liens for current taxes and assessments not yet due and possible minor liens and encumbrances which do not, in any case, individually or in the aggregate, materially detract from the value of the property subject thereto or materially impair the ownership or use of said property or assets, or the operations of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of all liens, claims or encumbrances. The Company’s properties and assets are in good condition and repair in all material respects.
          2.15 Agreements; Action.
               (a) Except for agreements contemplated by this Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof other than standard option grants and stock purchase agreements entered into prior to the date of this Agreement.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments by the Company in excess of, $100,000, other than in the ordinary course of business, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company other than standard commercial software licenses, (iii) provisions restricting or adversely affecting the development, manufacture or distribution of the Company’s products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights other than indemnifications entered into in the ordinary course of business.
               (c) For the purposes of subsection (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsection.
               (d) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Articles or its Bylaws that adversely affects its business as now conducted, its properties or its financial condition.
               (e) The Company is not a guarantor or indemnitor of any indebtedness of any other person or entity.
               (f) The Company has not engaged in the past three months in any discussion (i) with any representative of any entity or entities regarding the merger of the Company with or into any such entity or entities or any affiliate thereof, (ii) with any representative of any entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.
          2.16 Financial Statements. The Company has made available to each Purchaser its unaudited balance sheet dated as of December 31, 2005 and the unaudited statement of operations for the fiscal year then ended, its unaudited balance sheet as of March 31, 2006, and its unaudited statement of operations and cash flow statement covering the three month period then ended (collectively, the “Financial Statements”). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the date, and during the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2006 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company.

          2.17 Changes. Since March 31 2006:
          (a) the Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities outside the ordinary course of its business individually in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $200,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for reimbursable businesses expenses, (iv) sold, exchanged, assigned, transferred, licensed or otherwise disposed of any of its assets or rights (including Company Intellectual Property), other than the sale of its inventory in the ordinary course of business, (v) waived or compromised a valuable right or a material debt owed to it, (vi) materially changed any compensation arrangement or agreement with any employee, officer, director or shareholder, or (vii) arranged or committed to do any of the things described in this subsection (a); and
          (b) there has not been (i) a loss of, or a material order cancellation by, any major customer of the Company, (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, or financial condition of the Company, (iii) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse, (iv) any resignation or termination of any officer or key employee of the Company, and the Company is not aware of the impending resignation or termination of employment of any such officer, or (v) to the best of the Company’s knowledge, any other event or condition of any character that would materially and adversely affect the business, properties, or financial condition of the Company.
          2.18 Brokers or Finders. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders’ fees, agents’ commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.
          2.19 Qualified Small Business Stock.
          (a) As of and immediately following the Closing, the Shares will meet each of the requirements for qualification as “qualified small business stock” set forth in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the “Code”), including without limitation the following: (i) the Company will be a domestic C corporation, (ii) the Company will not have made any purchases of its own stock described in Code Section 1202(c)(3)(B) during the one-year period preceding the Closing, and (iii) the Company’s (and any predecessor’s) aggregate gross assets, as defined by Code Section 1202(d)(2), at no time from the date of incorporation of the Company and through the Closing have exceeded or will exceed $50 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code Section 1202(d)(3).
          (b) As of the Closing, at least 80% (by value) of the assets of the Company are used by it in the active conduct of one or more qualified trades or businesses, as defined by Code

Section 1202(e)(3), and the Company is an eligible corporation, as defined by Code Section 1202(e)(4).
          2.20 Employee Benefit Plans. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974 other than the Company’s 401(k) Plan. The Company is in material compliance with the terms of the Company’s 401(k) Plan and has not received notice of any material increase in the costs of such plans.
          2.21 Tax Matters. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. The Company has not elected pursuant to the Code, to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the business, properties or condition (financial or otherwise) of the Company. None of the Company’s tax returns have ever been audited by any governmental authorities. The Company has withheld or collected from each payment made to its employees the amount of all taxes (including without limitation, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.
          2.22 Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has obtained term life insurance payable to the Company on the lives of Stephen Quake and Gajus Worthington in the amount of $500,000. The Company has in full force and effect directors and officers liability insurance, covering all of its directors, with aggregate coverage in the amount of $2,000,000.
          2.23 Corporate Documents. The Restated Articles and Bylaws of the Company are in the form made available to the Purchasers. The copy of the minute books of the Company made available to the Purchasers’ counsel contains true and correct minutes of all meetings of directors (including any committees thereof) and shareholders and all actions by written consent taken without a meeting by the directors and shareholders since December 18, 2003.
          2.24 Disclosure. The Company has fully provided each Purchaser with all the information which such Purchaser has requested in connection with the purchase of the Shares hereunder, as well as all information which the Company in its judgment believes is reasonably necessary to enable such Purchaser to make a decision as to whether to invest in the Company. Neither this Agreement with the Exhibits hereto, nor any other statements, certificates or documents made or delivered in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. The financial projections made available to the Purchasers (the “Projections”) were prepared in good faith and based upon assumptions that the Company believes are reasonable, and represent the Company’s good faith estimate of its future plans and results; provided however that the Company does not represent or warrant that it will achieve any of the Projections.
          2.25 Offering. Subject in part to the truth and accuracy of each Purchaser’s representations set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and from the registration or qualification requirements of applicable state securities laws or blue sky laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.
          2.26 Returns and Complaints. The Company has not received customer complaints concerning alleged defects in the design of its products that, if true, would have, individually or in the aggregate, a material adverse effect on its business, properties, or financial condition.
     3. Representations and Warranties of the Purchasers. Each Purchaser, individually and not jointly, hereby represents and warrants as of the Closing Date that:
          3.1 Experience. Such Purchaser is experienced in evaluating start-up companies such as the Company, is able to evaluate and represent its own interests in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser’s prospective investment in the Company, and has the ability to bear the economic risks of its investment.
          3.2 Investment. Such Purchaser is acquiring the Shares, and the Conversion Shares, for investment for such Purchaser’s own account and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Shares, and the Conversion Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares, or the Conversion Shares, other than a transfer not involving a change of beneficial ownership. Such Purchaser understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement is exempt from the registration requirements of the Securities Act.
          3.3 Rule 144. Such Purchaser acknowledges that the Shares and the Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Such Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, such Purchaser will sell, transfer, or otherwise dispose of the Shares or the Conversion Shares only in a manner consistent with applicable securities laws and such Purchaser’s representations and covenants set forth in this Section 3. In connection therewith, such Purchaser acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 3 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.
          3.4 Legends. Purchaser understands and acknowledges that the certificate evidencing its Shares and the Conversion Shares will be imprinted with legends in the form set forth in Section 1.3 of the Investor Rights Agreement.
          3.5 No Public Market. Such Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Shares or the Conversion Shares.
          3.6 Access to Data. Such Purchaser has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely thereon.
          3.7 Authorization. This Agreement when executed and delivered by such Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights; and (iii) limitations on the enforceability of the indemnification provisions of the Investor Rights Agreement.
          3.8 Accredited Investor. Such Purchaser acknowledges that it is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The principal address of such Purchaser is as set forth on the Schedule of Purchasers.
          3.9 Public Solicitation. Purchaser knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Shares.
          3.10 Tax Advisors. Purchaser has reviewed with Purchaser’s own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Each Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that each Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
          3.11 Purchaser Counsel. Purchaser acknowledges that it has had the opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with Purchaser’s own legal counsel. Each Purchaser is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.
          3.12 Brokers or Finders. The Company has not incurred and will not incur, directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders’ fees or agents’ commissions or any similar changes in connection with this Agreement.
          3.13 Non-United States Persons. If Purchaser is not a United States person, such Purchaser hereby represents that such Purchaser is satisfied as to the full observance of the laws of such Purchaser’s jurisdiction in connection with any invitation to subscribe for the Shares and the Conversion Shares or any use of this Agreement, the Investor Rights Agreement and the Voting Agreement, including (i) the legal requirements within such Purchaser’s jurisdiction for the purchase of Shares and the Conversion Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such securities. Such Purchaser’s subscription and payment for, and such Purchaser’s continued beneficial ownership of, the Shares and the Conversion Shares will not violate any applicable securities or other laws of such Purchaser’s jurisdiction.
     4. Conditions of Purchaser’s Obligations at Closing. The obligations of each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent in writing thereto:
          4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.
          4.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.
          4.3 Compliance Certificate. The President of the Company shall deliver to each Purchaser at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that as of the Closing there shall have been no adverse change in the business, affairs, operations, properties, assets or condition of the Company.
          4.4 Blue Sky. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country prior to the offer and sale of the Shares.
          4.5 Opinion of Company Counsel. Each Purchaser in the Initial Closing shall have received from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, an opinion, dated as of the Initial Closing, in the form attached hereto as EXHIBIT E.

          4.6 Investor Rights Agreement. The Company and each Purchaser shall have entered into the Investor Rights Agreement.
          4.7 Restated Articles. The Restated Articles shall have been accepted for filing by the California Secretary of State and shall be in full force and effect as of the Closing Date.
          4.8 Corporate Proceedings; Waivers and Consents. All corporate and other proceedings to be taken and all waivers, consents and permits necessary or appropriate for the consummation of the transactions contemplated by this Agreement will have been taken or obtained.
     5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Purchaser:
          5.1 Representations and Warranties. The representations and warranties of the Purchasers contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.
          5.2 Payment of Purchase Price. Each Purchaser shall have delivered the purchase price against delivery of the Shares as set forth in Section 1.4 by the Company to such Purchaser.
          5.3 Blue Sky. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country for the offer and sale of the Shares.
          5.4 Investor Rights Agreements. The Company and each Purchaser shall have entered into the Investor Rights Agreement.
          5.5 Restated Articles . The Restated Articles shall have been accepted for filing by the California Secretary of State and shall be in full force and effect as of the Closing Date.
          5.6 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to the Company and its counsel.
     6. Miscellaneous.
          6.1 Governing Law; Jurisdiction. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed in all respects by the laws of the State of California, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of San Mateo County, California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

          6.2 Indemnification. The Company shall indemnify, defend and hold each Purchaser harmless against all liability, loss or damage (collectively, “Losses” and individually, a “Loss”) arising from any litigation, proceeding or dispute arising from such Purchaser’s status as a shareholder of the Company other than Losses arising from such Purchaser’s gross negligence or willful misconduct, provided that such indemnification shall apply only to litigation, proceedings or disputes arising prior to the Company’s Initial Public Offering (as defined in the Investor Rights Agreement) and the Company’s obligation to indemnify any Purchaser shall be limited in amount to the amount paid by such Purchaser for the purchase of such Purchaser’s Shares as set forth on EXHIBIT A. The foregoing indemnity is not intended to supercede or replace the indemnification obligations of the parties set forth in Section 1.10 of the Investor Rights Agreement nor shall it be construed to limit any other rights and remedies of the Purchasers under this Agreement or any other indemnification to which such Purchaser may be entitled under any other agreement of the Company. The foregoing indemnification rights are transferable only to Affiliates (as defined in the Investor Rights Agreement) of a Purchaser.
          6.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser or the Company and the Closing of the transactions contemplated hereby; provided, however, that such representations and warranties are only made as of the date of such execution and delivery and as of such Closing.
          6.4 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of a Purchaser to purchase Shares at the Closing shall not be assignable without the consent of the Company.
          6.5 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof relating to the purchase of the Shares. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the holder or holders of greater than fifty percent (50%) of the then-outstanding Shares or the Conversion Shares. Notwithstanding the foregoing, any additional purchaser pursuant to Section 1.2 may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and such purchaser shall be deemed a Purchaser hereunder. The parties agree that the Schedule of Purchasers attached hereto as Exhibit A shall be updated automatically without any formal amendment to reflect the addition of any such additional Purchaser. Any amendment or waiver effected in accordance with this Section 6.5 shall be binding upon the Purchasers and each transferee of the Shares (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.
          6.6 Notices, Etc. All notices and other communications required or permitted hereunder, shall be in writing and shall be personally delivered, sent by facsimile, mailed by registered or certified mail, postage prepaid, return receipt requested, or delivered by a nationally recognized overnight courier, addressed (a) if to a Purchaser, at such Purchaser’s address or facsimile number set forth on the Schedule of Purchasers, or at such other address or facsimile number as such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at its address or facsimile number set forth on the signature page to this Agreement addressed to the attention of the Corporate Secretary, or at such other address or facsimile number as the Company shall have furnished to the Purchasers. Any such notice or communication shall be deemed to have been received (A) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (B) in the case of a commercial overnight courier, on the next business day after the date when sent and (C) in the case of mailing, on the fifth business day following that on which the piece of mail containing such communication is posted.
          6.7 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.
          6.8 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
          6.9 Finder’s Fee. The Company and each Purchaser shall each indemnify and hold the other harmless from any liability for any commission or compensation in the nature of a finder’s fee (including the costs, expenses and legal fees of defending against such liability) for which the Company or the Purchasers, or any of their respective partners, employees, or representatives, as the case may be, is responsible.
          6.10 Expenses. The Company and each Purchaser shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.
          6.11 Waiver of Conflict. Each of the Purchasers and the Company acknowledges that Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) may have represented and may currently represent Purchasers. In the course of such representation, WSGR may have come into possession of confidential information relating to such Purchasers. Each of the Purchasers and the Company acknowledges that WSGR is representing only the Company in this transaction. Pursuant to Rule 3-310 of the Rules of Professional Conduct promulgated by the State Bar of California, an attorney must avoid representations in which the attorney has or had a relationship with another party interested in the representation without the informed written consent of all parties affected. By executing this Agreement, each of the Purchasers and the Company hereby waives any actual or potential conflict of interest that may arise in this financing as a result of WSGR’s representation of such persons or entities, WSGR’s possession of such confidential information and the participation by WSGR’s affiliate in the financing. Each of the Purchasers and the Company represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.
          6.12 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.
          6.13 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature.
          6.14 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          6.15 Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation (including without limitation any other Purchaser), other than the Company and its officers and directors (acting in their capacity as representatives of the Company), in deciding to invest and in making its investment in the Company. Each Purchaser agrees that no other Purchaser nor the respective controlling persons, officers, directors, partners, agents or employees of any other Purchaser shall be liable to such Purchaser for any losses incurred by such Purchaser in connection with its investment in the Company.
          6.16 Like Treatment of Holders. The Company shall not directly or indirectly pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or exchange of Preferred Stock, or otherwise to any holder of Preferred Stock for or as inducement to, any consent, waiver or amendment of any term or provision of the Preferred Stock, this Agreement or the Investor Rights Agreement unless equivalent consideration is offered on equivalent terms and conditions to all Purchasers of Preferred Stock under this Agreement bound by such consent, waiver or amendment.
          6.17 Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FLUIDIGM CORPORATION
By:	/s/ Gajus Worthington
Gajus Worthington
President and Chief Executive Officer 7100 Shoreline Court South San Francisco, CA 94080 FAX: (650) 871-7195

[FLUIDIGM CORPORATION SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

PURCHASER:

AllianceBernstein L.P.

By:	/s/ Adam Spilka

Name:	Adam Spilka

Title:	SVP, Counsel, Secretary

[FLUIDIGM CORPORATION SERIES E PREFERRED STOCK PURCHASE AGREEMENT]

EXHIBIT A
SCHEDULE OF PURCHASERS

Name and Address	Shares of Series E	Purchase Price
AllianceBernstein L.P.	1,250,000	$5,000,000.00
TOTALS	1,250,000	$5,000,000.00

FLUIDIGM CORPORATION
AMENDMENT NO. 1 TO
SERIES E PREFERRED STOCK PURCHASE AGREEMENT
     This Amendment No. 1 (the “Amendment”) to that certain Series E Preferred Stock Purchase Agreement, dated as of June 13, 2006 (the “Purchase Agreement”), is made and entered into effective as of December 22, 2006 (the “Effective Date”) by and among Fluidigm Corporation, a California corporation (the “Company”), and the Purchasers named therein. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Purchase Agreement.
RECITALS
     WHEREAS, the Company previously sold and issued an aggregate of 1,250,000 shares of Series E Preferred Stock of the Company (the “Series E Preferred”) pursuant to the terms of the Purchase Agreement at the Initial Closing held on June 13, 2006;
     WHEREAS, the Company and the Purchaser now desire to amend the terms of the Purchase Agreement to provide that the Company may sell and issue additional shares of Series E Preferred pursuant to the Purchase Agreement, at one or more additional Subsequent Closings, provided that any such additional Subsequent Closings shall take place no later than March 31, 2007.
     WHEREAS, pursuant to Section 6.5 of the Purchase Agreement, the terms of the Purchase Agreement may be amended upon the written consent of the Company and the holder or holders of greater than fifty percent (50%) of the outstanding Shares or the Conversion Shares; and
     WHEREAS, the Purchaser who has signed below holds greater than fifty percent (50%) of the outstanding Shares purchased under the Purchase Agreement as of the Effective Date and consents to the changes as set forth in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:
AGREEMENT
     1. Amendment to Section 1.1. Section 1.1 (Authorization of the Shares) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “1.1 Authorization of the Shares. The Company will on or before the Closing (as defined below) authorize the sale and issuance pursuant to this Agreement of up to 6,318,333 shares (the “Shares”) of its

Series E Preferred Stock (the “Series E Preferred”), having the rights, preferences and privileges as set forth in the Amended and Restated Articles of Incorporation attached hereto as EXHIBIT B (the “Restated Articles”).”
     2. Amendment to Section 1.2. Section 1.2 (Purchase and Sale of the Shares) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “1.2 Purchase and Sale of the Shares. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to each Purchaser, severally and not jointly, and each Purchaser will purchase from the Company, severally and not jointly, at the Closing, the number of Shares set forth opposite the Purchaser’s name on the Schedule of Purchasers, at a purchase price of Four Dollars ($4.00) per Share. The Company shall be entitled to sell any unpurchased Shares to any Purchaser or to a person who is not a Purchaser and to amend the Schedule of Purchasers to include the information relating to such sales, and such purchasers shall be considered “Purchasers” and parties to this Agreement; provided that (i) such sales are made pursuant to this Agreement or an agreement identical to this one except for the Closing Date and exhibits, and (ii) such sales are completed on or prior to March 31, 2007. The Company’s agreement with each Purchaser is a separate agreement, and the sale of the Shares to each Purchaser is a separate sale.”
     3. Governing Law. This Amendment shall be governed in all respects by the laws of the State of California, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.
     4. Purchase Agreement. Wherever necessary, all other terms of the Purchase Agreement are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Purchase Agreement shall remain in full force and effect.
     5. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile will be accepted and considered duly executed.
     6. Effect of Execution of Amendment by Certain Purchaser. This Amendment, when executed and delivered by the Company and a Purchaser purchasing shares of Series E Preferred at a Subsequent Closing held on or after the date hereof, shall also constitute and shall be deemed a counterpart signature page to the Purchase Agreement. Consequently, each undersigned Purchaser purchasing shares of Series E Preferred at a Subsequent Closing held on or after the date hereof acknowledges and agrees that he, she or it is bound by the terms and conditions contained in the Purchase Agreement, as amended by this Amendment, with respect to the purchase of such shares.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.

COMPANY:	FLUIDIGM CORPORATION a California corporation
	By:	/s/ Gajus Worthington
Gajus Worthington,
President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

Cross Creek Capital, L.P.

By:	Cross Creek Capital GP, L.P.
Its Sole General Partner

By:	Cross Creek Capital, LLC
Its Sole General Partner

By:	Wasatch Advisors, Inc. Its Sole Member

By:	/s/ Karey Barker

Name:	Karey Barker

Title:	Vice President

Cross Creek Capital Employees’ Fund, L.P.

By:	Cross Creek Capital GP, L.P.
Its Sole General Partner

By:	Cross Creek Capital, LLC
Its Sole General Partner

By:	Wasatch Advisors, Inc.
Its Sole Member

By:	/s/ Karey Barker

Name:	Karey Barker

Title:	Vice President
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

WASATCH FUNDS, INC. Wasatch Small Cap Growth Fund

By:	Wasatch Advisors, Inc.
Its:	Investment Adviser

By:	/s/ Dan Thurber Name: Dan Thurber
Title: Vice President
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

SMALLCAP World Fund, Inc.

By:	Capital Research and Management Company,
its, investment adviser

By:	/s/ Michael Downer

Name:	Michael Downer

Title:

[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

AllianceBernstein Venture Fund I, L.P.

By:	AllianceBernstein ESG Venture Management, L.P., its general partner

By:	AllianceBernstein Global Derivatives Corporation, its general partner

By:	/s/ James D. Kiggen

Name:	James D. Kiggen

Title:	Senior Vice President
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

Versant	Affiliates Fund 1-A, L.P.
Versant	Affiliates Fund 1-B, L.P.
Versant	Side Fund I, L.P.
Versant	Venture Capital I, L.P.

By:	Versant Ventures I, LLC
its General Partner

By:	/s/ Samuel D. Colella

Name:	Samuel D. Colella

Title:	Managing Director
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

Lehman Brothers Healthcare Venture Capital L.P.

By:	Lehman Brothers HealthCare Venture Capital Associates L.P.,
its General Partner
By:	LB I Group Inc., its General Partner

By:	/s/ Michael Odrich
Name:	Michael Odrich
Its:	Senior Vice President

Lehman Brothers P.A. LLC

By:	/s/ Michael Odrich
Name:	Michael Odrich
Its:	Senior Vice President

Lehman Brothers Partnership Account 2000/2001, L.P.

By:	LB I Group Inc., its General Partner

By:	/s/ Michael Odrich
Name:	Michael Odrich
Its:	Senior Vice President

Lehman Brothers Offshore Partnership Account 2000/2001, L.P.

By:	LB I Offshore Partners Group Ltd., its General Partner

By:	/s/ Michael Odrich
Name:	Michael Odrich
Its:	Senior Vice President
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

EuclidSR Partners, L.P.

By:	EuclidSR Associates, L.P.
its General Partner

By:	/s/ Elaine V. Jones

Name:	Elaine V. Jones

Title:	General Partner

EuclidSR Biotechnology Partners, L.P.

By:	EuclidSR Biotechnology Associates, L.P.
its General Partner

By:	/s/ Elaine V. Jones

Name:	Elaine V. Jones

Title:	General Partner
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

Iinterwest Partners VII, L.P.

By:	InterWest Management Partners VII, LLC
its General Partner

By:	/s/ Michael Sweeney

Name:	Michael Sweeney

Title:	As agent for the general partner

Interwest Investors VII, L.P.

By:	InterWest Management Partners VII, LLC
its General Partner

By:	/s/ Michael Sweeney

Name:	Michael Sweeney

Title:	As agent for the general partner
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

Lilly Bioventures, Eli Lilly & Company

By:	/s/ Thomas W. Grein

Name:	Thomas W. Grein

Title:	Vice President and Treasurer
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

Alloy Ventures 2005, L.P.

By:	Alloy Ventures 2005, LLC
its General Partner

By:	/s/ Tony DiBona

Name:	Toni DiBona

Title:	Managing Member of Alloy Ventures 2005 LLC

Alloy Ventures 2002, L.P.
Alloy Partners 2002, L.P.

By:	Alloy Ventures 2002, LLC
its General Partner

By:	/s/ Tony DiBona

Name:	Tony DiBona

Title:	Managing Member of Alloy Ventures 2002, LLC, the general partner of Alloy Partners 2002, L.P. and Alloy Ventures 2002, L.P.
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

SightLine Healthcare Fund III, L.P.

By:	/s/ Kenneth E. Higgins

Name:	Kenneth E. Higgins

Title:	Managing Director of Sightline Partners LLC, general partner of its general partner
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASER:

/s/ Bruce Burrow
Bruce Burrows

[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

/s/ John M. Harland
John M. Harland

[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

Ferguson/Egan Family Trust dated 6/28/99

By: Name:	/s/ Rodney A. Ferguson Rodney A. Ferguson
Title:	Trustee
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

Health Care Administration Company

By:	/s/ Gary L. Bowers
Name:	Gary L. Bowers
Title:	President
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

The Condon Family Trust

By:	/s/ Thomas J. Condon
Name:	Thomas J. Condon
Title:	Trustee
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

In-Q-Tel, Inc.

By:	/s/ Scott G. Yancey
Name:	Scott G. Yancey
Title:	Executive Vice President

In-Q-Tel Employee Fund, LLC

By:	/s/ Scott G. Yancey

Name:	Scott G. Yancey
Title:	EVP of In-Q-Tel, Inc., the manager of the fund
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

The V Foundation for Cancer Research

By: Name:	/s/ Nicholas Valvano Nicholas Valvano
Title:	Chief Executive Officer
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

/s/ Fredrick H. Stern Fredrick H. Stern
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

/s/ Alfred J. Mandel Alfred J. Mandel
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

/s/ Pauline E. van Ysendoorn Pauline E. van Ysendoorn
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

/s/ Rhett E. Brown
Rhett E. Brown
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 1 to Series E Preferred Stock Purchase Agreement as of the 30th day of March, 2007.
PURCHASER:

SMALLCAP World Fund, Inc.

By:	Capital Research and Management Company, its investment adviser

By:	/s/ Timothy D. Amour

Name:	Timothy D. Armour
Title:	President
[Signature Page to Amendment No. 1 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

EXHIBIT A
SCHEDULE OF PURCHASERS
SERIES E PREFERED STOCK FINANCING
DECEMBER 22, 2006

	Shares of Series E
Name	Preferred Stock	Purchase Price
CLIPPERBAY & CO. SMALLCAP World Fund, Inc.	1,875,000	$7,500,000.00
PACO c/o 80-16-200-1037662 Cross Creek Capital, L.P.	569,074	$2,276,296.00
PACO c/o 80-16-200-1037670	55,926	$223,704.00
CLEARMOON & CO.	625,000	$2,500,000.00
ALLIANCEBERNSTEIN VENTURE FUND I, L.P.	62,500	$250,000.00
ALLOY VENTURES 2005, L.P.	80,625	$322,500.00
ALLOY VENTURES 2002, L.P.	78,505	$314,020.00
ALLOY PARTNERS 2002, L.P.	2,120	$8,480.00
INTERWEST INVESTORS VII, L.P.	2,285	$9,140.00
INTERWEST PARTNERS VII, L.P.	47,715	$190,860.00
EUCLIDSR BIOTECHNOLOGY PARTNERS, L.P.	105,875	$423,500.00
EUCLIDSR PARTNERS, L.P.	105,875	$423,500.00
VERSANT AFFLIATES FUND 1-A, L.P.	5,000	$20,000.00
VERSANT AFFLIATES FUND 1-B, L.P.	10,500	$42,000.00

EXHIBIT A
SCHEDULE OF PURCHASERS
SERIES E PREFERED STOCK FINANCING
DECEMBER 22, 2006

	Shares of Series E
Name	Preferred Stock	Purchase Price
VERSANT SIDE FUND I, L.P.	4,500	$18,000.00
VERSANT VENTURE CAPITAL I, L.P.	230,000	$920,000.00
LILLY BIO VENTURES, ELI LILLY AND COMPANY	89,750	$359,000.00
SIGHTLINE HEALTHCARE FUND III, L.P.	30,000	$120,000.00
BRUCE BURROWS	144,750	$579,000.00
LEHMAN BROTHERS HEALTHCARE VENTURE CAPITAL, L.P.	39,937	$159,748.00
LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.	8,932	$35,728.00
LEHMAN BROTHERS P.A., LLC	76,440	$305,760.00
LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.	34,440	$137,760.00
TOTALS	4,284,749	$17,138,996.00

EXHIBIT A
SCHEDULE OF PURCHASERS
SERIES E PREFERED STOCK FINANCING
MARCH 30, 2007

	Shares of Series E
Name	Preferred Stock	Purchase Price
JOHN M. HARLAND	5,000	$20,000.00
FERGUSON/EGAN FAMILY TRUST DATED 6/28/99	15,000	$60,000.00
HEALTH CARE ADMINISTRATION COMPANY	25,000	$100,000.00
THE CONDON FAMILY TRUST	12,500	$50,000.00
IN-Q-TEL, INC.	10,125	$40,500.00
IN-Q-TEL EMPLOYEE FUND, LLC	3,375	$13,500.00
THE V FOUNDATION FOR CANCER RESEARCH	6,250	$25,000.00
FREDRICK H. STERN	37,500	$150,000.00
ALFRED J. MANDEL	1,000	$4,000.00
PAULINE E. van YSENDOORN	2,500	$10,000.00
RHETT E. BROWN	12,500	$50,000.00
CLIPPERBAY & CO.	350,000	$1,400,000.00
TOTALS	480,750	$1,923,000.00

FLUIDIGM CORPORATION
AMENDMENT NO. 2 TO
SERIES E PREFERRED STOCK PURCHASE AGREEMENT
     This Amendment No. 2 (the “Amendment”) to that certain Series E Preferred Stock Purchase Agreement, dated as of June 13, 2006, as amended December 22, 2006, by and among Fluidigm Corporation, a California corporation (“Fluidigm California”) and the Purchasers named therein (the “Purchase Agreement”), is made and entered into effective as of October 10, 2007 (the “Effective Date”) by and among Fluidigm Corporation, a Delaware corporation (the “Company”), and the Purchasers named herein. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Purchase Agreement.
RECITALS
     WHEREAS, Fluidigm California previously sold and issued an aggregate of 1,250,000 shares of Series E Preferred Stock (the “Series E Preferred”) pursuant to the terms of the Purchase Agreement at the Initial Closing held on June 13, 2006 and an additional 6,015,499 shares of Series E Preferred at Subsequent Closings held on December 22, 2006 and March 30, 2007;
     WHEREAS, on July 18, 2007, Fluidigm California was merged with and into the Company, with the Company being the surviving corporation such that the Company succeeded to all of Fluidigm California’s rights and obligations under the Purchase Agreement and all outstanding shares of Series E Preferred of Fluidigm California were exchanged on a one for one basis for shares of Series E Preferred of the Company;
     WHEREAS, the Company and the Purchasers now desire to amend the terms of the Purchase Agreement to provide that the Company may sell and issue up to 7,375,000 additional shares of Series E Preferred (the “Additional Shares”) pursuant to the Purchase Agreement, at one or more additional Subsequent Closings, provided that any such additional Subsequent Closings shall take place no later than December 31, 2007.
     WHEREAS, pursuant to Section 6.5 of the Purchase Agreement, the terms of the Purchase Agreement may be amended upon the written consent of the Company and the holder or holders of greater than fifty percent (50%) of the outstanding Shares or the Conversion Shares;
     WHEREAS, the Purchasers who have signed below hold greater than fifty percent (50%) of the outstanding Shares purchased under the Purchase Agreement as of the Effective Date and consent to the changes as set forth in this Amendment;
     WHEREAS, in connection with the execution of this Amendment, the Company is amending the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of capital stock of the Company to facilitate the sale of the Additional Shares.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:
AGREEMENT
     1. Amendment to Section 1.1. Section 1.1 (Authorization of the Shares) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “1.1 Authorization of the Shares. The Company will on or before the Closing (as defined below) authorize the sale and issuance pursuant to this Agreement of up to 17,956,252 shares (the “Shares”) of its Series E Preferred Stock (the “Series E Preferred”), having the rights, preferences and privileges as set forth in the Amended and Restated Certificate of Incorporation, as amended by Amendment No. 1 to Amended and Restated Certificate of Incorporation and Amendment No. 2 to Amended and Restated Certificate of Incorporation, as attached hereto as EXHIBITS B-1 AND B-2, respectively (together for purposes of this Agreement, the “Restated Certificate”).”
     2. Amendment to Section 1.2. Section 1.2 (Purchase and Sale of the Shares) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “1.2 Purchase and Sale of the Shares. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to each Purchaser, severally and not jointly, and each Purchaser will purchase from the Company, severally and not jointly, at the applicable Closing, the number of Shares set forth opposite the Purchaser’s name on the Schedule of Purchasers, at a purchase price of Four Dollars ($4.00) per Share. The Company shall be entitled to sell any unpurchased Shares to any Purchaser or to a person who is not a Purchaser and to amend the Schedule of Purchasers to include the information relating to such sales, and such purchasers shall be considered “Purchasers” and parties to this Agreement; provided that (i) such sales are made pursuant to this Agreement or an agreement identical to this one except for the Closing Date and exhibits, and (ii) such sales are completed on or prior to December 31, 2007. The Company’s agreement with each Purchaser is a separate agreement, and the sale of the Shares to each Purchaser is a separate sale.”

     3. Amendment to Section 2. Section 2 (Representations and Warranties of the Company) of the Purchase Agreement is hereby amended to add the following sentence to the end of the paragraph which reads in its entirety as follows:
     “At each Subsequent Closing, the Company shall provide an updated Schedule of Exceptions and EXHIBIT C shall be concurrently amended and restated for purposes of such Subsequent Closing.”
     4. Amendment to Section 2.4. Solely in connection with the sale of Additional Shares pursuant to this Amendment, Section 2.4 (Capitalization) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “The authorized capital stock of the Company consists, or immediately prior to the Closing will consist, of 85,232,144 shares of Common Stock (“Common Stock”), of which 9,760,848 shares are issued and outstanding immediately prior to the Closing and 57,961,085 shares of Preferred Stock (“Preferred Stock”), 2,727,273 of which are designated Series A Preferred Stock of which 2,727,273 are outstanding immediately prior to the Closing; 6,460,675 of which are designated Series B Preferred Stock of which 6,460,675 are outstanding immediately prior to the Closing; 16,854,624 of which are designated Series C Preferred Stock, 16,364,832 of which are issued and outstanding immediately prior to the Closing; and 13,962,261 of which are designated Series D Preferred Stock, 13,353,333 of which are issued and outstanding immediately prior to the Closing; and 17,956,252 of which are designated Series E Preferred Stock, 8,969,836 of which are issued and outstanding immediately prior to the Closing. All such issued and outstanding shares have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable.
     The Company has reserved: (i) 17,956,252 shares of Series E Preferred for issuance hereunder and 17,956,252 shares of Common Stock for issuance upon conversion of such shares of Series E Preferred; (ii) 13,353,333 shares of Common Stock for issuance upon conversion of the outstanding shares of Series D Preferred; (iii) 408,928 shares of Series D Preferred for issuance upon exercise of outstanding warrants and 408,928 shares of Common Stock for issuance upon conversion of such Series D Preferred; (iv) 16,364,832 shares of Common Stock for issuance upon conversion of the outstanding shares of Series C Preferred Stock; (v) 289,792shares of Series C Preferred Stock for issuance upon exercise of outstanding warrants and 289,792 shares of Common Stock for issuance upon conversion of such Series C Preferred Stock; (vi) 6,460,675 shares of Common Stock for issuance upon conversion of the outstanding Series B Preferred Stock; (vii) 2,727,273 shares of Common Stock for issuance upon conversion of the outstanding Series A Preferred Stock; and (viii) an aggregate of 12,800,000 shares of Common Stock for issuance to employees and consultants of the Company pursuant to the Company’s 1999 Stock Option Plan, pursuant to which options to purchase 7,247,691 shares are granted and outstanding and 1,518,223 shares are available for future grant. As of the date hereof and after giving effect to the purchase of Shares hereunder, each share of each series of the Company’s Preferred Stock is convertible into one share of the Company’s Common Stock. Other than with respect to the shares reserved for issuance in this paragraph, or as set forth in the Ancillary Agreements (as defined below), there are no outstanding rights, options, warrants, conversion rights, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company. There are no outstanding obligations of the Company to repurchase or redeem any of its securities.”
     5. Amendment to Section 2.16. Solely in connection with the sale of Additional Shares pursuant to this Amendment, Section 2.16 (Financial Statements) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “The Company has made available to each Purchaser its audited balance sheet dated as of December 31, 2004. The Company has also made available to each Purchaser unaudited balance sheets dated December 31, 2005 and December 31, 2006 and the unaudited statements of operations for the fiscal years then ended (collectively, the “Financial Statements”). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the date, and during the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2006 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company.”
     6. Deletion of Sections 6.9 and 6.11. Solely in connection with the sale of Additional Shares pursuant to this Amendment, the Purchase Agreement is hereby amended to delete Section 6.9 (Finder’s Fee) and Section 6.11 (Waiver of Conflict), each in its entirety.

     7. Amendment to Section 6.10. Solely in connection with the sale of Additional Shares pursuant to this Amendment, Section 6.10 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
     “6.10 Expenses. The Company and each Purchaser shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, provided, however, that if a Closing is effected, the Company shall reimburse the reasonable documented fees of one counsel for the Purchasers, such amount not to exceed $25,000, by wire transfer at such Closing.”
     8. Addition of Section 6.17. The Purchase Agreement is hereby amended to add the following Section 6.17 which reads in its entirety as follows:
     “6.17 Reincorporation. Each Purchaser hereunder acknowledges that the Company completed a reincorporation into the State of Delaware on July 18, 2007 and each Purchaser hereby consents to the assignment of this Agreement to Fluidigm Corporation, a Delaware corporation effective as of July 18, 2007.”
     9. Restated Certificate. All references in the Purchase Agreement to the term “Restated Articles” are hereby deleted and replaced with the term “Restated Certificate.”
     10. Governing Law. This Amendment shall be governed in all respects by the laws of the State of California, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.
     11. Purchase Agreement. Wherever necessary, all other terms of the Purchase Agreement are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Purchase Agreement shall remain in full force and effect.
     12. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile will be accepted and considered duly executed.
     13. Effect of Execution of Amendment by Certain Purchasers. This Amendment, when executed and delivered by the Company and a Purchaser purchasing shares of Series E Preferred at a Subsequent Closing held on or after the date hereof, shall also constitute and shall be deemed a counterpart signature page to the Purchase Agreement. Consequently, each undersigned Purchaser purchasing shares of Series E Preferred at a Subsequent Closing held on or after the date hereof acknowledges and agrees that he, she or it is bound by the terms and conditions contained in the Purchase Agreement, as amended by this Amendment, with respect to the purchase of such shares.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
COMPANY:

FLUIDIGM CORPORATION a Delaware corporation
By:	/s/ Gajus Worthington
Gajus Worthington,
President and Chief Executive Officer

[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Fidelity Contrafund:
Fidelity Advisor New Insights Fund

By:	/s/ Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Fidelity Contrafund: Fidelity Contrafund

By:	/s/ Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Variable Insurance Products Fund II:
Contrafund Portfolio

By:	/s/ Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Leerink Swann Holdings, LLC

By:	/s/ Jeffrey A. Leerink

Name:	Jeffrey A. Leerink

Title:	Chief Executive Officer

Leerink Swann Holdings, LLC
Co-Investment Fund, LLC

By:	/s/ Donald D. Notman, Jr.

Name:	Donald D. Notman, Jr.

Title:	Managing Director
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.

PURCHASERS:	Cross Creek Capital, L.P.

	By:	Cross Creek Capital GP, L.P.
Its Sole General Partner

	By:	Cross Creek Capital, LLC
Its Sole General Partner

	By:	Wasatch Advisors, Inc.
Its Sole Member

	By:	/s/ Karey Barker

	Name:	Karey Barker

	Title:	Vice President

Cross Creek Capital Employees’ Fund, L.P.

By:	Cross Creek Capital GP, L.P.
Its Sole General Partner

By:	Cross Creek Capital, LLC
Its Sole General Partner

By:	Wasatch Advisors, Inc.
Its Sole Member

By:	/s/ Karey Barker

Name:	Karey Barker

Title:	Vice President
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Wasatch Funds, Inc.

By:	Wasatch Advisors, Inc.
Its Sole Member

By:	/s/ Dan Thurber

Name:	Dan Thurber

Title:	Vice President
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

SMALLCAP World Fund, Inc.

By:	Capital Research and Management Company,
its, investment adviser

By:	/s/ Michael Downer

Name:	Michael Downer

Title:

[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

AllianceBernstein Venture Fund I, L.P.

By:	AllianceBernstein ESG Venture Management, L.P., its general partner

By:	AllianceBernstein Global Derivatives Corporation, its general partner

By:	/s/ James D. Kiggen

Name:	James D. Kiggen

Title:	Senior Vice President
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Versant Affiliates Fund 1-A, L.P.
Versant Affiliates Fund1-B, L.P.
Versant Side Fund I, L.P.
Versant Venture Capital I, L.P.

By:	Versant Ventures I, LLC
its General Partner

By:	/s/ Samuel D. Colella

Name:	Samuel D. Colella

Title:	Managing Director
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Lehman Brothers Healthcare Venture Capital L.P.

By:	Lehman Brothers HealthCare Venture Capital
Associates L.P.,
its General Partner
By:	LB I Group Inc., its General Partner

By: Name:	/s/ Steven Berkenfeld Steven Berkenfeld
Its:	Senior Vice President

Lehman Brothers P.A. LLC

By:	/s/ Steven Berkenfeld

Name:	Steven Berkenfeld
Its:	Senior Vice President

Lehman Brothers Partnership Account 2000/2001, L.P.

By:	LB I Group Inc., its General Partner

By:	/s/ Steven Berkenfeld

Name:	Steven Berkenfeld
Its:	Senior Vice President

Lehman Brothers Offshore Partnership Account 2000/2001, L.P.

By:	LB I Offshore Partners Group Ltd., its General
Partner

By:	/s/ Steven Berkenfeld

Name:	Steven Berkenfeld
Its:	Senior Vice President
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

EuclidSR Partners, L.P.

By:	EuclidSR Associates, L.P.
its General Partner

By:	/s/ Elaine V. Jones

Name:	Elaine V. Jones

Title:	General Partner

EuclidSR Biotechnology Partners, L.P.

By:	EuclidSR Biotechnology Associates, L.P.
its General Partner

By:	/s/ Elaine V. Jones

Name:	Elaine V. Jones

Title:	General Partner

[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Interwest Partners VII, L.P.

By:	InterWest Management Partners VII, LLC
its General Partner

By:	/s/ Michael Sweeney

Name:	Michael Sweeney

Title:	As agent for the general partner

Interwest Investors VII, L.P.

By:	InterWest Management Partners VII, LLC
its General Partner

By:	/s/ Michael Sweeney

Name:	Michael Sweeney

Title:	As agent for the general partner
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Lilly Bioventures, Eli Lilly & Company

By:	/s/ Darren J. Carroll

Name:	Darren J. Carroll

Title:	Executive Director
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

/s/ Bruce Burrows Bruce Burrows
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Biomedical Sciences Investment Fund Pte Ltd

By:	/s/ Chu Swee Yeok

Name:	Chu Swee Yeok

Title:	Director

Singapore Bio-Innovations Pte Ltd

By:	/s/ Sim Sze Kuan

Name:	Sim Sze Kuan

Title:	Director
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Invus, L.P.

By:	Invus Advisors LLC
General Partner of Invus LP

By:	/s/ Aflalo Guimaraes

Name:	Aflalo Guimaraes

Title:	Managing Director
[Signature Page to Amendment No. 2 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

EXHIBIT A
SCHEDULE OF PURCHASERS
SERIES E PREFERED STOCK FINANCING
OCTOBER 10, 2007

	Shares of Series E
Name	Preferred Stock	Purchase Price
FIDELITY CONTRAFUND:

FIDELITY ADVISOR NEW INSIGHTS FUND	481,170	$1,924,679.00

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND	4,389,865	$17,559,461.00

VARIABLE INSURANCE PRODUCTS FUND II:

CONTRAFUND PORTFOLIO	1,378,965	$5,515,860.00

LEERICK SWANN HOLDINGS, LLC	62,500	$250,000.00

LEERICK SWANN CO-INVESTMENT FUND, LLC	78,750	$315,000.00

TOTALS	6,391,250	$25,565,000.00

FLUIDIGM CORPORATION
AMENDMENT NO. 3 TO
SERIES E PREFERRED STOCK PURCHASE AGREEMENT
     This Amendment No. 3 (the “Amendment”) to that certain Series E Preferred Stock Purchase Agreement, dated as of June 13, 2006, as amended December 22, 2006 and further amended October 10, 2007, by and among Fluidigm Corporation, a California corporation (“Fluidigm California”) and the Purchasers named therein (the “Purchase Agreement”), is made and entered into effective as of October 26, 2007 (the “Effective Date”) by and among Fluidigm Corporation, a Delaware corporation (the “Company”), and the Purchasers named herein. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Purchase Agreement.
RECITALS
     WHEREAS, Fluidigm California previously sold and issued an aggregate of 1,250,000 shares of Series E Preferred Stock (the “Series E Preferred”) pursuant to the terms of the Purchase Agreement at the Initial Closing held on June 13, 2006, an additional 4,284,749 shares of Series E Preferred at a Subsequent Closing held on December 22, 2006, an additional 480,750 shares of Series E Preferred at a Subsequent Closing held on March 30, 2007, and an additional 6,391,250 shares of Series E Preferred at a Subsequent Closing held on October 10, 2007;
     WHEREAS, on July 18, 2007, Fluidigm California was merged with and into the Company, with the Company being the surviving corporation such that the Company succeeded to all of Fluidigm California’s rights and obligations under the Purchase Agreement and all outstanding shares of Series E Preferred of Fluidigm California were exchanged on a one for one basis for shares of Series E Preferred of the Company;
     WHEREAS, the Company and the Purchasers now desire to amend the terms of the Purchase Agreement to provide that the Company may sell and issue up to 2,153,695 additional shares of Series E Preferred (the “Additional Shares”) pursuant to the Purchase Agreement, at one or more additional Subsequent Closings, provided that any such additional Subsequent Closings shall take place no later than December 31, 2007.
     WHEREAS, pursuant to Section 6.5 of the Purchase Agreement, the terms of the Purchase Agreement may be amended upon the written consent of the Company and the holder or holders of greater than fifty percent (50%) of the outstanding Shares or the Conversion Shares;
     WHEREAS, the Purchasers who have signed below hold greater than fifty percent (50%) of the outstanding Shares purchased under the Purchase Agreement as of the Effective Date and consent to the changes as set forth in this Amendment;

     WHEREAS, in connection with the execution of this Amendment, the Company is amending the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of capital stock of the Company to facilitate the sale of the Additional Shares.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:
AGREEMENT
     1. Amendment to Section 1.1. Section 1.1 (Authorization of the Shares) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “1.1 Authorization of the Shares. The Company will on or before the Closing (as defined below) authorize the sale and issuance pursuant to this Agreement of up to 18,498,531 shares (the “Shares”) of its Series E Preferred Stock (the “Series E Preferred”), having the rights, preferences and privileges as set forth in the Amended and Restated Certificate of Incorporation, as amended by a Certificate of Amendment to Amended and Restated Certificate of Incorporation dated October 10, 2007 and a Certificate of Amendment to Amended and Restated Certificate of Incorporation dated October 26, 2007, as attached hereto as EXHIBITS B-1 AND B-2, respectively (together for purposes of this Agreement, the “Restated Certificate”).”
     2. Amendment to Section 2.4. Solely in connection with the sale of Additional Shares pursuant to this Amendment, Section 2.4 (Capitalization) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “The authorized capital stock of the Company consists, or immediately prior to the Closing will consist, of 87,385,839 shares of Common Stock (“Common Stock”), of which 9,760,848 shares are issued and outstanding immediately prior to the Closing and 60,114,780 shares of Preferred Stock (“Preferred Stock”), 2,727,273 of which are designated Series A Preferred Stock of which 2,727,273 are outstanding immediately prior to the Closing; 6,460,675 of which are designated Series B Preferred Stock of which 6,460,675 are outstanding immediately prior to the Closing; 16,854,624 of which are designated Series C Preferred Stock, 16,364,832 of which are issued and outstanding immediately prior to the Closing; and 13,962,261 of which are designated Series D Preferred Stock, 13,353,333 of which are issued and outstanding immediately prior to the Closing; and 20,109,947 of which are designated Series E Preferred Stock, 15,361,086 of which are issued and outstanding immediately prior to the Closing. All such issued and outstanding shares have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable.
     The Company has reserved: (i) 18,498,531 shares of Series E Preferred for issuance hereunder and 20,109,947 shares of Common Stock for issuance upon conversion of all shares of Series E Preferred; (ii)  13,353,333 shares of Common Stock for issuance upon conversion of the outstanding shares of Series D Preferred; (iii) 408,928 shares of Series D Preferred for issuance upon exercise of outstanding warrants and 408,928 shares of Common Stock for issuance upon conversion of such Series D Preferred; (iv) 16,364,832 shares of Common Stock for issuance upon conversion of the outstanding shares of Series C Preferred Stock; (v) 289,792 shares of Series C Preferred Stock for issuance upon exercise of outstanding warrants and 289,792 shares of Common Stock for issuance upon conversion of such Series C Preferred Stock; (vi) 6,460,675 shares of Common Stock for issuance upon conversion of the outstanding Series B Preferred Stock; (vii) 2,727,273 shares of Common Stock for issuance upon conversion of the outstanding Series A Preferred Stock; and (viii) an aggregate of 12,800,000 shares of Common Stock for issuance to employees and consultants of the Company pursuant to the Company’s 1999 Stock Option Plan, pursuant to which options to purchase 7,247,691 shares are granted and outstanding and 1,518,223 shares are available for future grant. As of the date hereof and after giving effect to the purchase of Shares hereunder, each share of each series of the Company’s Preferred Stock is convertible into one share of the Company’s Common Stock. Other than with respect to the shares reserved for issuance in this paragraph, or as set forth in the Ancillary Agreements (as defined below), there are no outstanding rights, options, warrants, conversion rights, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company. There are no outstanding obligations of the Company to repurchase or redeem any of its securities.”
     3. Amendment to Section 2.16. Solely in connection with the sale of Additional Shares pursuant to this Amendment, Section 2.16 (Financial Statements) of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “The Company has made available to each Purchaser its audited balance sheet dated as of December 31, 2004. The Company has also made available to each Purchaser unaudited balance sheets dated December 31, 2005 and December 31, 2006 and the unaudited statements of operations for the fiscal years then ended (collectively, the “Financial Statements”). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the date, and during the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2006 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company.”
     4. Governing Law. This Amendment shall be governed in all respects by the laws of the State of California, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.
     5. Purchase Agreement. Wherever necessary, all other terms of the Purchase Agreement are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Purchase Agreement shall remain in full force and effect.
     6. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile will be accepted and considered duly executed.
     7. Effect of Execution of Amendment by Certain Purchasers. This Amendment, when executed and delivered by the Company and a Purchaser purchasing shares of Series E Preferred at a Subsequent Closing held on or after the date hereof, shall also constitute and shall be deemed a counterpart signature page to the Purchase Agreement. Consequently, each undersigned Purchaser purchasing shares of Series E Preferred at a Subsequent Closing held on or after the date hereof acknowledges and agrees that he, she or it is bound by the terms and conditions contained in the Purchase Agreement, as amended by this Amendment, with respect to the purchase of such shares.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.

COMPANY:	FLUIDIGM CORPORATION
a Delaware corporation

	By:	/s/ Gajus Worthington

Gajus Worthington,
President and Chief Executive Officer
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Fidelity Contrafund:
Fidelity Advisor New Insights Fund

By:	/s/ Peter Lydecker

Name:	Peter Lydecker

Title:	Assistant Treasurer

Fidelity Contrafund: Fidelity Contrafund

By:	/s/ Peter Lydecker

Name:	Peter Lydecker

Title:	Assistant Treasurer

Variable Insurance Products Fund II:
Contrafund Portfolio

By:	/s/ Peter Lydecker

Name:	Peter Lydecker

Title:	Assistant Treasurer
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Leerink Swann Holdings, LLC

By:	/s/ Jeffrey Leerink

Name:	Jeffrey Leerink

Title:	Chairman

Leerink Swann Holdings, LLC
Co-Investment Fund, LLC

By:	/s/ Donald D. Notman, Jr.

Name:	Donald D. Notman, Jr.

Title:	Managing Director
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.

PURCHASERS:	Cross Creek Capital, L.P.

	By:	Cross Creek Capital GP, L.P.
Its Sole General Partner

	By:	Cross Creek Capital, LLC
Its Sole General Partner

	By:	Wasatch Advisors, Inc.
Its Sole Member

	By:	/s/ Karey Barker

	Name:	Karey Barker

	Title:	Vice President

Cross Creek Capital Employees’ Fund, L.P.

	By:	Cross Creek Capital GP, L.P.
Its Sole General Partner

	By:	Cross Creek Capital, LLC Its Sole General Partner

	By:	Wasatch Advisors, Inc.
Its Sole Member

	By:	/s/ Karey Barker

	Name:	Karey Barker

	Title:	Vice President
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Wasatch Funds, Inc.

By:	Wasatch Advisors, Inc.
Its Sole Member

By:	/s/ Venice Edwards

Name:	Venice Edwards

Title:	Secretary
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

SMALLCAP World Fund, Inc.

By:	Capital Research and Management Company,
its, investment adviser

By:	/s/ Paul Haaga

Name:	Paul Haaga

Title:

[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

AllianceBernstein Venture Fund I, L.P.

By:	AllianceBernstein ESG Venture
Management, L.P., its general partner

By:	AllianceBernstein Global Derivatives
Corporation, its general partner

By:	/s/ James D. Kiggen

Name:	James D. Kiggen

Title:	Senior Vice President
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Versant Affiliates Fund 1-A, L.P.
Versant Affiliates Fund1-B, L.P.
Versant Side Fund I, L.P.
Versant Venture Capital I, L.P.
By:	Versant Ventures I, LLC
its General Partner

By:	/s/ Samuel D. Colella

Name:	Samuel D. Colella

Title:	Managing Director
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Lehman Brothers Healthcare Venture Capital
L.P.

By:	Lehman Brothers HealthCare Venture Capital
Associates L.P.,
its General Partner
By:	LB I Group Inc., its General Partner

By: Name:	/s/ Ashvin Rao Ashvin Rao
Its:	Vice President

Lehman Brothers P.A. LLC

By:	Deborah Nordell

Name:	Deborah Nordell
Its:	Vice President

Lehman Brothers Partnership Account 2000/2001,
L.P.

By:	LB I Group Inc., its General Partner

By:	/s/ Ashvin Rao

Name:	Ashvin Rao
Its:	Vice President

Lehman Brothers Offshore Partnership Account
2000/2001, L.P.

By:	LB I Offshore Partners Group Ltd., its General Partner

By:	/s/ Ashvin Rao

Name:	Ashvin Rao
Its:	Vice President
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

EuclidSR Partners, L.P.

By:	EuclidSR Associates, L.P.
its	General Partner

By:	/s/ Elaine V. Jones

Name:	Elaine V. Jones

Title:	General Partner

EuclidSR Biotechnology Partners, L.P.

By:	EuclidSR Biotechnology Associates, L.P.
its General Partner

By:	/s/ Elaine V. Jones

Name:	Elaine V. Jones

Title:	General Partner
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Interwest Partners VII, L.P.

By:	InterWest Management Partners VII, LLC
its General Partner

By:	/s/ Michael Sweeney

Name:	Michael Sweeney

Title:	As agent for the general partner

Interwest Investors VII, L.P.

By:	InterWest Management Partners VII, LLC
its General Partner

By:	/s/ Michael Sweeney

Name:	Michael Sweeney

Title:	As agent for the general partner
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Lilly Bioventures, Eli Lilly & Company

By:	/s/ Darren J. Carroll

Name:	Darren J. Carroll

Title:	Executive Director
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Alloy Ventures 2005, L.P.

By:	Alloy Ventures 2005, LLC
its General Partner

By:	/s/ Tony DiBona

Name:	Toni DiBona

Title:	Managing Member of Alloy Ventures
2005 LLC

Alloy Ventures 2002, L.P.
Alloy Partners 2002, L.P.

By:	Alloy Ventures 2002, LLC
its General Partner

By:	/s/ Tony DiBona

Name:	Tony DiBona

Title:	Managing Member of Alloy Ventures
2002, LLC, the general partner of Alloy
Partners 2002, L.P. and Alloy Ventures
2002, L.P.
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

/s/ Bruce Burrows Bruce Burrows
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

SightLine Healthcare Fund III, L.P.

By:	/s/ Maureen Harder

Name:	Maureen Harder

Title:	Managing Director
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Biomedical Sciences Investment Fund Pte Ltd

By:	/s/ Chu Swee Yeok

Name:	Chu Swee Yeok

Title:	Director

Singapore Bio-Innovations Pte Ltd

By:	/s/ Sim Sze Kuan

Name:	Sim Sze Kuan

Title:	Director
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the Effective Date.
PURCHASERS:

Invus, L.P.

By:	Invus Advisors LLC
General Partner of Invus LP

By:	/s/ Aflalo Guimaraes

Name:	Aflalo Guimaraes

Title:	Managing Director
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

EXHIBIT A
SCHEDULE OF PURCHASERS
SERIES E PREFERRED STOCK FINANCING – SECOND EXTENDED CLOSING
OCTOBER 26, 2007

	Shares of Series E
Name	Preferred Stock	Purchase Price
CLIPPERBAY & CO.
SMALLCAP World Fund, Inc.	2,153,695	$8,614,780.00

TOTALS	2,153,695	$8,614,780.00

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the 31st day of December, 2007.

COMPANY:	FLUIDIGM CORPORATION
a Delaware corporation

	By:	/s/ Gajus Worthington Gajus Worthington,
President and Chief Executive Officer
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 3 to Series E Preferred Stock Purchase Agreement as of the 31st day of December, 2007.
PURCHASER:

/s/ Bruce Burrows Bruce Burrows
[Signature Page to Amendment No. 3 to Fluidigm Corporation Series E Preferred Stock Purchase Agreement]

EXHIBIT A
SCHEDULE OF PURCHASER
SERIES E PREFERRED STOCK FINANCING – THIRD EXTENDED CLOSING
DECEMBER 31, 2007

	Shares of Series E
Name	Preferred Stock	Purchase Price
BRUCE BURROWS	250,000	$1,000,000.00

TOTALS	250,000	$1,000,000.00